UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2019

DELTA AIR LINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05424	58-0218548
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

P.O. Box 20706, Atlanta, Georgia 30320-6001

(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 715-2600

Registrant’s Web site address: www.delta.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 13, 2019, Delta and U.S. Bank Trust National Association, as subordination agent (the “Subordination Agent”) and pass through trustee (the “Trustee”) under two pass through trusts newly formed by Delta, entered into 14 separate Participation Agreements, dated as of March 13, 2019 (each, a “Participation Agreement” and, collectively, the “Participation Agreements”). The Participation Agreements provide for the issuance by Delta of equipment notes (the “Equipment Notes”) in the aggregate principal amount of $500,000,000 secured by (i) two Airbus A220-100 aircraft, (ii) six Airbus A321-211 aircraft, (iii) two Airbus A350-941 aircraft and (iv) four Boeing 737-900ER aircraft, delivered new to Delta from May 2018 through December 2018 (each such aircraft, an “Aircraft” and, collectively, the “Aircraft”), and which are substantively identical with respect to each model of Aircraft. The Equipment Notes were issued under separate Indenture and Security Agreements (each, an “Indenture” and, collectively, the “Indentures”) entered into by Delta and U.S. Bank Trust National Association, as loan trustee (the “Loan Trustee”), on March 13, 2019, with respect to each Aircraft.

The Equipment Notes were issued in two series: Series AA, bearing interest at the rate of 3.204% per annum, and Series A, bearing interest at the rate of 3.404% per annum, in the aggregate principal amount equal to $425,000,000, in the case of Series AA, and $75,000,000, in the case of Series A. The Equipment Notes were purchased by the Trustee using the proceeds from the sale of a total of $500,000,000 of Delta Air Lines, Inc. Pass Through Certificates, Series 2019-1 (the “Certificates”) through the two newly formed pass through trusts. Pursuant to separate Revolving Credit Agreements, each dated March 13, 2019, between Commonwealth Bank of Australia, acting through its New York Branch, as liquidity provider (the “Liquidity Provider”), and the Subordination Agent, the Liquidity Provider will provide a separate liquidity facility for each Class of Certificates, in each case in an amount sufficient to make three semiannual interest distributions on the outstanding balance of the Certificates of such Class.

The interest on the Equipment Notes is payable semiannually on each April 25 and October 25, beginning on October 25, 2019. The entire principal amount of the Equipment Notes is scheduled to be paid on April 25, 2024 for each of the Series AA Equipment Notes and the Series A Equipment Notes. Maturity of the Equipment Notes may be accelerated upon the occurrence of certain events of default, including failure by Delta (in some cases after notice or the expiration of a grace period, or both) to make payments under the applicable Indenture when due or to comply with certain covenants, as well as certain bankruptcy events involving Delta. The Equipment Notes issued with respect to each Aircraft will be secured by a lien on such Aircraft and will also be cross-collateralized by the other Aircraft.

This Current Report on Form 8-K is being filed, in part, for the purpose of filing as exhibits to the Registration Statement (as defined below) the documents listed in Item 9.01 below, some of which are described below and all of which are hereby incorporated by reference in the Registration Statement. The descriptions of the agreements described in this Current Report on Form 8-K are qualified in their entirety by reference to the respective agreements, copies of which are filed herewith or incorporated herein as exhibits.

Item 8.01. Other Events.

On March 6, 2019, Delta entered into an underwriting agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC, as representative of the several underwriters named on Schedule I to the Underwriting Agreement (collectively, the “Underwriters”), in connection with the issuance and sale of the Certificates.

The Certificates are being offered pursuant to the Prospectus Supplement, dated March 6, 2019 (the “Prospectus Supplement”), to the Prospectus, dated March 6, 2019, which forms a part of Delta’s automatic shelf registration statement on Form S-3 (Registration No. 333-230087) (the “Registration Statement”), filed with the Securities and Exchange Commission on March 6, 2019.

The Underwriting Agreement contains customary representations, warranties, covenants and closing conditions for a transaction of this type. The Underwriting Agreement also contains provisions pursuant to which Delta agrees to hold harmless and indemnify the Underwriters against damages under certain circumstances, which are customary for a transaction of this type.

Delivery of the Certificates was made under the Underwriting Agreement on March 13, 2019 in two different series (each series of the Certificates, a “Class”), comprised of $425,000,000 of Class AA Certificates with an interest rate of 3.204% per annum and $75,000,000 of Class A Certificates with an interest rate of 3.404% per annum. Each Class was issued by a different pass through trust. The Underwriters purchased the Certificates from such pass through trust at 100% of the principal amount thereof.

As described above, the pass through trusts used the proceeds from the sale of each Class of Certificates to acquire the corresponding series of Equipment Notes from Delta. Payments on the Equipment Notes held in each pass through trust will be passed through to the certificateholders of such trust. Delta will use the proceeds from the issuance of the Equipment Notes to pay fees and expenses relating to the offering of the Certificates and for general corporate purposes.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement, dated as of March 6, 2019, by and among Delta Air Lines, Inc. and the Underwriters.

4.2	Trust Supplement No. 2019-1AA, dated as of March 13, 2019, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Class AA Trustee, to Pass Through Trust Agreement dated as of November 16, 2000.

4.3	Trust Supplement No. 2019-1A, dated as of March 13, 2019, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Class A Trustee, to Pass Through Trust Agreement dated as of November 16, 2000.

4.4	Form of Pass Through Trust Certificate, Series 2019-1AA (included in Exhibit A to Exhibit 4.2).

4.5	Form of Pass Through Trust Certificate, Series 2019-1A (included in Exhibit A to Exhibit 4.3).

4.6	Intercreditor Agreement (2019-1), dated as of March 13, 2019, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Trustee of the Delta Air Lines Pass Through Trust 2019-1AA and the Delta Air Lines Pass Through Trust 2019-1A, Commonwealth Bank of Australia, New York Branch, as Class AA Liquidity Provider and Class A Liquidity Provider, and U.S. Bank Trust National Association, as Subordination Agent.

4.7	Revolving Credit Agreement (2019-1AA), dated as of March 13, 2019, between U.S. Bank Trust National Association, as Subordination Agent, as agent and trustee for the trustee of Delta Air Lines Pass Through Trust 2019-1AA and as Borrower, and Commonwealth Bank of Australia, New York Branch, as Class AA Liquidity Provider.

4.8	Revolving Credit Agreement (2019-1A), dated as of March 13, 2019, between U.S. Bank Trust National Association, as Subordination Agent, as agent and trustee for the trustee of Delta Air Lines Pass Through Trust 2019-1A and as Borrower, and Commonwealth Bank of Australia, New York Branch, as Class A Liquidity Provider.

4.9	Participation Agreement (N103DU), dated as of March 13, 2019, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank Trust National Association, in its individual capacity as set forth therein.*

4.10	Indenture and Security Agreement (N103DU), dated as of March 13, 2019, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Loan Trustee.*

4.11	Participation Agreement (N360DN), dated as of March 13, 2019, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank Trust National Association, in its individual capacity as set forth therein.**

4.12	Indenture and Security Agreement (N360DN), dated as of March 13, 2019, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Loan Trustee.**

4.13	Participation Agreement (N510DN), dated as of March 13, 2019, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank Trust National Association, in its individual capacity as set forth therein.***

4.14	Indenture and Security Agreement (N510DN), dated as of March 13, 2019, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Loan Trustee.***

4.15	Participation Agreement (N907DN), dated as of March 13, 2019, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank Trust National Association, in its individual capacity as set forth therein.****

4.16	Indenture and Security Agreement (N907DN), dated as of March 13, 2019, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Loan Trustee.****

4.17	Form of Series 2019-1 Equipment Notes (included in Exhibit 4.10).

5.1	Opinion of Debevoise & Plimpton LLP, special counsel to Delta Air Lines, Inc.

5.2	Opinion of Shipman & Goodwin LLP, Hartford, Connecticut, special counsel to U.S. Bank Trust National Association.

5.3	Opinion of Alan T. Rosselot, Esq., Assistant General Counsel of Delta Air Lines, Inc.

8.1	Opinion of Debevoise & Plimpton LLP, special counsel to Delta Air Lines, Inc., with respect to certain tax matters.

23.1	Consent of Aircraft Information Systems, Inc.

23.2	Consent of BK Associates, Inc.

23.3	Consent of Morten Beyer & Agnew, Inc.

23.4	Consent of Debevoise & Plimpton LLP, special counsel to Delta Air Lines, Inc. (included in Exhibit 5.1 and 8.1).

23.5	Consent of Shipman & Goodwin LLP, Hartford, Connecticut, special counsel to U.S. Bank Trust National Association (included in Exhibit 5.2).

23.6	Consent of Alan T. Rosselot, Esq., Assistant General Counsel of Delta Air Lines, Inc. (included in Exhibit 5.3).

99.1	Schedule I*.

99.2	Schedule II**.

99.3	Schedule III***.

99.4	Schedule IV****.

*

Pursuant to Instruction 2 to Item 601 of Regulation S-K, Exhibit 99.1 filed herewith contains a list of documents applicable to the Airbus A220-100 Aircraft (other than Aircraft bearing Registration No. N103DU) that relate to the offering of the Delta Air Lines, Inc. Pass Through Certificates, Series 2019-1, which documents are substantially identical to those which are filed herewith as Exhibits 4.9 and 4.10, except for the information identifying the Aircraft in question and various information relating to the principal amounts of the Equipment Notes relating to such Airbus A220-100 Aircraft. Exhibit 99.1 sets forth the details by which such documents differ from the corresponding representative sample of documents filed herewith as Exhibits 4.9 and 4.10 with respect to Aircraft bearing Registration No. N103DU.

**

Pursuant to Instruction 2 to Item 601 of Regulation S-K, Exhibit 99.2 filed herewith contains a list of documents applicable to the Airbus A321-211 Aircraft (other than Aircraft bearing Registration No. N360DN) that relate to the offering of the Delta Air Lines, Inc. Pass Through Certificates, Series 2019-1, which documents are substantially identical to those which are filed herewith as Exhibits 4.11 and 4.12, except for the information identifying the Aircraft in question and various information relating to the principal amounts of the Equipment Notes relating to such Airbus A321-211 Aircraft. Exhibit 99.2 sets forth the details by which such documents differ from the corresponding representative sample of documents filed herewith as Exhibits 4.11 and 4.12 with respect to Aircraft bearing Registration No. N360DN.

***

Pursuant to Instruction 2 to Item 601 of Regulation S-K, Exhibit 99.3 filed herewith contains a list of documents applicable to the Airbus A350-941 Aircraft (other than Aircraft bearing Registration No. N510DN) that relate to the offering of the Delta Air Lines, Inc. Pass Through Certificates, Series 2019-1, which documents are substantially identical to those which are filed herewith as Exhibits 4.13 and 4.14, except for the information identifying the Aircraft in question and various information relating to the principal amounts of the Equipment Notes relating to such Airbus A350-941 Aircraft. Exhibit 99.3 sets forth the details by which such documents differ from the corresponding representative sample of documents filed herewith as Exhibits 4.13 and 4.14 with respect to Aircraft bearing Registration No. N510DN.

****

Pursuant to Instruction 2 to Item 601 of Regulation S-K, Exhibit 99.4 filed herewith contains a list of documents applicable to the Boeing 737-900ER Aircraft (other than Aircraft bearing Registration No. N907DN) that relate to the offering of the Delta Air Lines, Inc. Pass Through Certificates, Series 2019-1, which documents are substantially identical to those which are filed herewith as Exhibits 4.15 and 4.16, except for the information identifying the Aircraft in question and various information relating to the principal amounts of the Equipment Notes relating to such Boeing 737-900ER Aircraft. Exhibit 99.4 sets forth the details by which such documents differ from the corresponding representative sample of documents filed herewith as Exhibits 4.15 and 4.16 with respect to Aircraft bearing Registration No. N907DN.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2019	DELTA AIR LINES, INC.

	By:	/s/ Paul A. Jacobson
Paul A. Jacobson
Executive Vice President and Chief Financial Officer